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                                                                    EXHIBIT 99.1




FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------

CONTACT:

MEDIA:                                      ANALYSTS:
Charles M. Boesel, 312/822-2592             Dawn M. Jaffray, 312/822-7757
Katrina W. Parker, 312/822-5167


                       CNA FINANCIAL ANNOUNCES REVISION TO
                      4TH QUARTER AND YEAR-END 2002 RESULTS


CHICAGO, MARCH 19, 2003 --- CNA Financial Corporation (NYSE: CNA) today announced a revision to its previously reported fourth quarter 2002 results to reflect an additional $32 million of after-tax impairment losses on equity securities. The revised fourth quarter 2002 net income is $50 million, or $0.21 per share, compared with the previously reported $82 million, or $0.36 per share. The revised net income for the year ended December 31, 2002 is $155 million, or $0.68 per share, compared with the previously reported $187 million, or $0.83 per share. The additional impairment losses had no impact on CNA's previously reported net operating income, equity and book value per share.

CNA's decision to record additional impairment losses was made in relation to discussions with the Staff of the Division of Corporation Finance of the Securities and Exchange Commission in the course of a routine review of CNA's periodic filings, including the timing and amount of other-than-temporary impairment losses in CNA's available-for-sale fixed maturity and equity securities investments.


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
=============================================================================================================================
                                                          NET INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
                                                   RESULTS FOR THREE MONTHS ENDED             RESULTS FOR YEAR ENDED
                                                              DECEMBER 31                            DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                                          2002 AS                              2002 AS
                                                                        PREVIOUSLY                            PREVIOUSLY
(In millions)                                        2002 (a)          REPORTED (b)        2002(a)           REPORTED (b)
-----------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME (C)                         $            112     $         112      $       396      $        396
NET REALIZED INVESTMENT LOSSES                                (62)              (30)            (149)             (117)
                                                 ----------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                              50                82              247               279
LOSS FROM DISCONTINUED OPERATIONS (D)                           -                 -              (35)              (35)
ACCOUNTING CHANGE (E)                                           -                 -              (57)              (57)
=============================================================================================================================
NET INCOME                                       $             50     $          82      $       155      $        187
=============================================================================================================================
STOCKHOLDERS' EQUITY (AS OF DECEMBER 31)         $          9,401     $       9,401
=====================================================================================

(a)  Revised to reflect additional impairment losses on equity securities.
(b) Results for the three months and year ended December 31, 2002 as previously reported in CNA's February 13, 2003 press release.
(c) Net operating income (loss) excludes net realized investment gains and losses, income or loss from discontinued operations and the cumulative effect of a change in accounting principle.
(d) During the first quarter of 2002, CNA Vida, a Chilean-based life insurance company, was sold and recorded as discontinued operations in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
(e) Represents the effect of the adoption of SFAS 142, which was a change in accounting for goodwill and indefinite-lived intangible assets.

=============================================================================================================================
                                     PER SHARE RESULTS AVAILABLE TO COMMON STOCKHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
                                                    RESULTS FOR THREE MONTHS ENDED       RESULTS FOR YEAR ENDED DECEMBER 31
                                                              DECEMBER 31
                                                 ----------------------------------------------------------------------------
                                                                          2002 AS                              2002 AS
                                                                        PREVIOUSLY                            PREVIOUSLY
                                                      2002(a)          REPORTED (b)         2002(a)          REPORTED (b)
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS (C)            $           0.21     $        0.36      $      1.10      $       1.25
LOSS FROM DISCONTINUED OPERATIONS (D)                           -                 -            (0.16)            (0.16)
ACCOUNTING CHANGE (E)                                           -                 -            (0.26)            (0.26)
=============================================================================================================================
NET INCOME                                       $           0.21     $        0.36      $      0.68      $       0.83
=============================================================================================================================
BOOK VALUE PER COMMON SHARE                      $          38.68     $       38.68
(AS OF DECEMBER 31)
=====================================================================================

(a)  Revised to reflect additional impairment losses on equity securities.
(b) Results for the three months and year ended December 31, 2002 as previously reported in CNA's February 13, 2003 press release.
(c) The three months and year ended December 31, 2002 per share results available to common stockholders is reduced by $2 million, or $0.01 per share, of accumulated but undeclared preferred stock dividends.
(d) During the first quarter of 2002, CNA Vida, a Chilean-based life insurance company, was sold and recorded as discontinued operations in accordance with SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
(e) Represents the effect of the adoption of SFAS 142, which was a change in accounting for goodwill and indefinite-lived intangible assets.

ABOUT THE COMPANY

CNA is the country's fourth largest commercial insurance writer, the ninth largest property and casualty company and the 51st largest life insurance company. CNA's insurance products include standard commercial lines, specialty lines, surety, reinsurance, marine and other property and casualty coverages; life and accident insurance; group long term care, disability and life insurance; and pension products. CNA services include risk management, information services, underwriting, risk control and claims administration. For more information, please visit CNA at www.cna.com. CNA is a registered service mark, trade name and domain name of CNA Financial Corporation.

SUPPLEMENTAL FINANCIAL INFORMATION

Supplemental financial information related to the revised fourth quarter and year-end 2002 results is available on the investor relations pages of the CNA Website or by contacting Dawn Jaffray at 312-822-7757.


FORWARD-LOOKING STATEMENT
The statements contained in this press release, which are not historical facts, are forward-looking statements. When included in this press release, the words "believes," "expects," "intends," "anticipates," "estimates," and analogous expressions are intended to identify forward-looking statements. Forward looking statements include expected developments in the insurance business of CNA (the "Company"), including losses for asbestos, environmental pollution and mass tort claims; the Company's expectations concerning its revenues, earnings, expenses and investment activities; expected cost savings and other results from the Company's restructuring activities; and the Company's proposed actions in response to trends in its business.

Such statements, and the financial condition and results of operations of the Company and the price of the Company's common stock, are subject to a variety of inherent risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others: general economic and business conditions, including inflationary pressures on medical care costs, construction costs and other economic sectors that increase the severity of claims; changes in financial markets such as fluctuations in interest rates, long-term periods of low interest rates, credit conditions and currency, commodity and stock prices; the effects of corporate bankruptcies, such as Enron and WorldCom, on surety bond claims, as well as on capital markets and on the markets for directors & officers and errors & omissions coverages; changes in foreign or domestic political, social and economic conditions; regulatory initiatives and compliance with governmental regulations; judicial decisions and rulings, including interpretation of policy provisions, decisions regarding coverage and theories of liability, trends in litigation and the outcome of any litigation involving the Company; changes in tax laws and regulations; regulatory limitations and restrictions upon the Company and its insurance subsidiaries; the impact of competitive products, policies and pricing and the competitive environment in which the Company operates, including changes in the Company's books of business; product and policy availability and demand and market responses, including the level of ability to obtain rate increases and decline or non-renew underpriced accounts, to achieve premium targets and profitability and to realize growth and retention estimates; development of claims and the impact on loss reserves, including changes in claim settlement practices; the effectiveness of current initiatives by claims management to reduce loss and expense ratio through more efficacious claims handling techniques; the performance of reinsurance companies under reinsurance contracts with the Company; results of financing efforts, including the availability of bank credit facilities; changes in the Company's composition of operating segments; weather and other natural physical events, including the severity and frequency of storms, hail, snowfall and other winter conditions, as well as of natural disasters such as hurricanes and earthquakes; man-made disasters, including the possible occurrence of terrorist attacks and the effect of the absence of applicable terrorism legislation on coverages; the occurrence of epidemics; exposure to liabilities due to claims made by insureds and others relating to asbestos remediation and health-based asbestos impairments, and exposure to liabilities for environmental pollution and other mass tort claims; the sufficiency of the Company's loss reserves and the possibility of future increases in reserves; the level of success in integrating acquired businesses and operations, and in consolidating existing ones; the possibility of changes in the Company's ratings by ratings agencies and changes in rating agency policies and practices; the actual closing of contemplated transactions and agreements; and various other matters and risks (many of which are beyond the Company's control) detailed in the Company's Securities and Exchange Commission filings.

These forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statement contained in this press release to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.


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